Exhibit 10.35

SECOND AMENDMENT TO THE LICENSE AGREEMENT BETWEEN THE REGENTS OF THE UNIVERSITY OF MICHIGAN (“MICHIGAN”; File Nos. 800, 800P1, 926, 926P1, 926P2, 926P3, 938, 1019, AND 1116) and SELECTIVE GENETICS, INC. (“SELECTIVE”)

This Amendment is to the Agreement between MICHIGAN and SELECTIVE (formerly Prizm Pharmaceuticals, Inc.; UM File Nos. 800, 800P1, 926, 926P1, 926P2, 926P3, 938, 1019, and 1116), which Agreement was effective July 13, 1995 between MICHIGAN and Matrigen, Inc. and which Agreement had been assigned by Matrigen, Inc. to Prizm Pharmaceuticals, Inc. in March of 1998.

On April 8, 2003, SELECTIVE notified MICHIGAN of its desire to remove its rights to UM File Nos. 800, 800P1, 926P2 and 1116 from the scope of the Agreement.

Effective February 1, 2004, SELECTIVE, a corporation of the State of Delaware, with offices located at 11035 Roselle St, San Diego, CA 92121 and MICHIGAN, a constitutional corporation of the State of Michigan, hereby amend their License Agreement of JULY 13, 1995 as follows:

1. The parties agree that, to the extent MICHIGAN Files 1178 and 1178c1 have not already been added to the scope of Licensed Patents in Exhibit A to the License Agreement, these Files are hereby added to the scope of Exhibit A. SELECTIVE agrees to reimburse MICHIGAN for past patent costs of $3,608 no later than March 1, 2004.

I. EXHIBIT A is amended to read as follows:

Exhibit A

TO THE LICENSE AGREEMENT FOR MICHIGAN FILES 926, 926p1, 926p3, 926p3C1, 926p3C2, 1178 and 1178C1

AS AMENDED 1 FEBRUARY 2004

BETWEEN SELECTIVE GENETICS, INC. AND THE REGENTS OF THE UNIVERSITY OF MICHIGAN,

(ORIGINALLY EFFECTIVE 13 JULY 1995

BETWEEN MATRIGEN, INC., AND THE REGENTS OF THE UNIVERSITY OF MICHIGAN FOR File Nos. 800, 800P1, 926, 926P1, 926P2, 926P3, 938, 1019, AND 1116)

PATENTS, PATENT APPLICATIONS, and MICHIGAN FILES

File No. 0926

•	US Patent No. 5,763,416 Issued 06/09/98

File No. 0926p1

•	AU Patent No. 698906 Issued 10/12/98

•	US Patent No. 5,942,496 Issued 08/24/99

•	JP Patent No. 3054634 Issued 04/14/00

•	CA Application No. 2183542

•	PCT Application No. PCT/US95/02251

•	EP Patent No. 0741785I Issued 11/03/99

•	AT Patent No. 0741785 Issued 11/03/99 and E186327 Issued 02/03/00

•	BE Patent No. 0741785 Issued 11/03/99

•	CH Patent No. 0741785 Issued 11/03/99

•	DE Patent No. 69513149.4-08 Issued 11/03/99

•	DK Patent No. 0741785 Issued 11/03/99

•	ES Patent No. 0741785 Issued 11/03/99 and 2139889 Issued 12/23/99

•	FR Patent No. 0741785 Issued 11/03/99 and AA22482 EP/FR Issued 02/02/00

•	GB Patent No. 0741785 Issued 11/03/99

•	IE Patent No. 0741785 Issued 11/03/99

•	It Patent No. 0741785 Issued 11/03/99 and 67175BE/2000 Issued 01/19/00

•	LU Patent No. 0741785 Issued 11/03/99

•	MC Patent No. 0741785 Issued 11/03/99

•	NL Patent No. 0741785 Issued 11/03/99

•	SE Patent No. 0741785 Issued 11/03/99 and EP-SE-2000296 Issued 2/03/00

File No. 0926p3

•	US Patent No. 5,962,427 Issued 10/05/99

•	PCT Application No. PCT/US97/07301

•	AU Patent No. 710386 Issued 01/20/00

•	CA Application No. 2251655

•	CN Application No. 97195326.0

•	EP Application No. 97922578.6

•	JP Application No. 09-537463

•	KR Application No. 708098/98

•	MX Application No. 988427

•	NO Application No. P19984729

•	PL Application No. P.343864 and PL19970343842

•	RU Patent No. 2170104 Issued 07/10/01

File No. 0926p3C1

•	US Application No. 09/344,581

File No. 0926p3C2

•	US Application No. 10/177,680

File No. 1178

•	US Application No. 10/177,680

•	PCT Application No. PCT/US97/10079

•	CA Application No. 2257976

•	AU Patent No. 715339 Issued 05/11/2000

•	JP Application No. 10-501785

•	IL Application No. 127446

•	EP Application No. 97929915.3

•	US Patent No. 6,143,037 Issued 11/07/2000

•	ILd1 Application No. 153374

File No. 1178c1

•	US Application No. 09/616,585

IN WITNESS WHEREOF, the parties hereto have executed this Agreement in duplicate originals by their duly authorized officers or representatives.

FOR SELECTIVE GENETICS, INC.			FOR THE REGENTS OF THE UNIVERSITY OF MICHIGAN

By	/s/ Barbara Sosnowski	By	/s/ Kenneth J. Nisbet
	(authorized representative)		(authorized representative)
Typed Name	Barbara Sosnowski	Typed Name	Kenneth J. Nisbet
Title	Vice President R&D	Title	Executive Director UM Technology Transfer
Date	2/10/04	Date	2/12/04

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